UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 21, 2011

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|   |   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|   |    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|   |    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|   |    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on February 18, 2011. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, are as follows: (1) Election of the eight members of the board of directors; (2) Approval of the Amended and Restated Annual Performance Incentive Plan; (3) Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending October 2, 2011; (4) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation; and (5) Consideration and action upon an advisory resolution on the frequency at which the Company should include an advisory resolution regarding executive compensation in its proxy statement for stockholder consideration.  All directors were elected and Proposals (2), (3) and (4) were approved.  The majority of stockholders selected “every year” as the frequency at which the Company should include an advisory resolution regarding executive compensation in its proxy statement for stockholder consideration.  The final voting results are set forth below.

(1)  The following directors were elected by the indicated votes:

	For	Withheld	Broker Non-Votes

David L. Goebel	42,199,134	1,307,958	4,866,815
Murray H. Hutchison	42,218,802	1,288,290	4,866,815
Linda A. Lang	42,998,768	508,324	4,866,815
Michael W. Murphy	42,350,396	1,156,696	4,866,815
James M. Myers	43,207,541	299,551	4,866,815
David M. Tehle	43,480,384	26,708	4,866,815
Winifred M. Webb	43,331,986	175,106	4,866,815
John T. Wyatt	43,111,326	395,766	4,866,815

(2)  The Amended and Restated Annual Performance Incentive Plan was approved by the indicated votes:

For	Against	Abstain	Broker Non-Votes
43,069,547	420,993	16,552	4,866,815

(3)  The appointment of KPMG LLP was ratified by the indicated votes (there were no broker non-votes on this proposal):

For	Against	Abstain	Broker Non-Votes
48,014,458	327,149	32,300	0

(4)  The compensation of named executive officers was approved, on an advisory basis, by the indicated votes:

For	Against	Abstain	Broker Non-Votes
41,124,023	2,360,917	22,152	4,866,815

(5)  The recommended frequency of advisory votes on executive compensation was every year:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
30,958,801	3,230,491	7,128,177	2,189,623	4,866,815

Based on these results and consistent with the majority of votes cast with respect to this matter, the Company’s board of directors has elected to hold an advisory vote on executive compensation each year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Jerry P. Rebel
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: Feb. 21, 2011